Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Daybreak Mines, Inc., (the "Company") on Form 10-QSB for the period ending November 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert N. Martin, President and Chief Executive Officer of Daybreak Mines, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:

January 18, 2005

By:  /s/             Robert N. Martin

Robert N. Martin

President and Chief Executive Officer